William S. Robinson
Chairman and Chief Executive Officer
Integral Technologies, Inc.
805 W. Orchard Drive
Suite 7
Bellingham WA  98225

February 16, 2007

Bill:

This letter sets forth the terms of the agreement for Visionary Innovations Inc. ("Visionary" or the "Advisor"), as the Advisor, to render strategic and consulting services to Integral Technologies, Inc. ("Integral" or the "Company") (the "Agreement").

1)   BUSINESS  ACTIVITIES
     --------------------

Visionary agrees to provide the following services to the Company pursuant to the terms of this agreement:

          a) Research of Business Channels - Visionary will assist the Company in its research of potential business channels for the Company's products, evaluate such channels and provide recommendations to the Company.

          b) Strategic and Negotiation Consultation - Upon request by the Company, Visionary will be available to provide strategic and negotiation consulting advice to the Company. This may include, but not be limited to, such things as:

               i) Planning for and participating in major negotiation with vendors, suppliers and clients

               ii) Reviewing the business and operations plan, strategic growth plan, and/or financial plan of the Company

               iii) Supporting  Board  and  Investor  meetings,  either  by teleconference  or  in  person

               iv) As needed, provide telephonic consultation relating to time sensitive business decisions

          c) Distributor/Client Support - Visionary will review with the Company potential new distributors and clients, provide an evaluation of such organizations, help develop agreements for sales and assist where needed in negotiations for such agreements.

          d) Governmental Channels and Research - Visionary will assist the Company in developing a program to introduce the Company's products to various targeted governmental agencies for the purpose of product sales as well as for potential research grants to enhance or extend the Company's product line.


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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
                -----------------------------------------------

          e) Manufacturing Expansion - Visionary will advise the Company in discussions regarding expanding the production capabilities of the Company and will assist in developing a manufacturing plan once alternatives are chosen.

          f) International Licensees and Distributors - Visionary will provide initial research into potential international licensees and distributors, evaluate such organizations and provide input as to the development of any agreements.

          g) Client Introductions - Visionary will assist the Company by providing potential sales leads from its internal and affiliate relationships.

          h) Exit Planning - Visionary will work with the Company to define various potential exit event scenarios, hold discussions regarding the viability of such events and help the Company prepare any developmental activities necessary to enhance the possibilities of those events happening.

          i) Other Services - Visionary will assist the Company with other services as mutually agreed to by the parties during the term of this Agreement.

2)   EXECUTIVE  MANAGEMENT
     ---------------------

     Visionary will be responsible for reporting directly to the CEO of the Company and all activities shown above will be provided in a direct working relationship with the CEO and others as designated by the Company in its discretion. Visionary will establish and provide an executive management team to the Company to support the services outlined above, subject to the approval of the Company. Visionary's executive management team shall, at all times during the term of this Agreement, be headed by Scott Shaffer.

3)   BUSINESS  ACTIVITIES  AND  EXECUTIVE  MANAGEMENT  FEES
     ------------------------------------------------------

     Prior to the termination of this Agreement pursuant to Section 4, the Company will agree to pay to Visionary for its ongoing executive management services:

          a)   a  three  year contract beginning on the signing of this contract
          b) 50,000 shares upon signing of the contract on February 16, 2007 and another 50,000 shares on February 16, 2008 and another 50,000 shares on February 16, 2009
          c) 125,000 options which vest on February 17, 2007 at a price of $2.75.
          d) 125,000 options which vest on February 17, 2008 at a of $2.75. Business Development Fee - The Company will pay to Visionary a fee equal to 2% of Net Revenue (as defined below) actually paid to the Company by new clients or other persons directly introduced by Visionary under this Agreement (each, a "Third Party"); provided, however, that Visionary shall only be entitled to receive the fee described in this Section 3(c) if it first identifies the name of the Third Party in writing prior to engaging in negotiations with such Third Party with respect to consummation of a commercial transaction between the Third Party and the Company, and the Company approves the Third Party in writing; provided further, however, that Visionary shall not be entitled to


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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
                -----------------------------------------------

               receive the fee provided for under this Section 3(c) with respect to any person with whom the Company had a pre-existing relationship prior to the date of this Agreement, including, without limitation, the entities and other persons set forth on Exhibit A attached hereto unless the Company requests in writing Visionary's participation with such relationship. For purposes of this Agreement, the term "Net Revenue" shall mean revenue actually received by the Company from Third Parties in respect of sales of the Company's products and/or services, license fees, or research grants, net of taxes payable by the Company with respect to such amounts and all direct costs incurred by the Company in generating such revenue (including, without limitation, expenses paid to Visionary pursuant to Sections 6 of this Agreement)
          e)   In  addition  to  the  above,  Integral Technologies will pay a 2
               (two) percent fee on gross monies raised through private financings in which Visionary Innovations is the introducing party. This is subject to the above stipulations.

4)  TERM
    ----

          a) Unless earlier terminated pursuant to Section 4(b) or 4(c) below, the initial term of the Agreement shall begin on the execution hereof and continue for an initial period of one (1) year (the "Initial Term"). Unless terminated by either party at least thirty (30) days prior to the end of the initial one (1) year term, this Agreement will automatically be renewed for successive one-year periods (each a, "Successive Term" and, together with the "Initial Term," the "Term").

          b)   This  Agreement  may  be  terminated without Cause (as defined in
               Section 4(c) below) by either party prior to the end of the Term at any time upon thirty (30) days prior written notice, given at any time but not prior to ninety (90) days from the starting date. Visionary agrees to continue to provide regular services and support activities during the thirty (30) day notification period.

          c) This Agreement may be terminated by the Company prior to the end of the Term for Cause immediately upon notice to Visionary. For purposes of this Agreement, the term "Cause" shall mean shall a good faith determination by the Company that there has been: (i) a failure by Visionary to perform its duties hereunder after notice of such failure from the Company, if such failure has not been cured within ten (10) days after receipt of such notice,
               (ii) any act by, or an event with respect to, Visionary involving embezzlement, theft, material dishonesty, or material harm to the Company's reputation, or a conviction of or plea of nolo contendere to a crime involving moral turpitude or a felony of any of the principals of Visionary, or (iii) any breach of this Agreement by Visionary, if such breach has not been cured within ten (10) days after receipt of such notice.

          d) Upon any termination of this Agreement, all obligations of the parties shall end; provided, however, that no such termination shall affect the obligations of Visionary pursuant to Section 7 below, the indemnification obligations of the Company or Visionary set forth in Section 8 below, or the right of Visionary to receive any retainer and performance fees earned and payable during the term of this Agreement or the right of Visionary to receive reimbursement for its out-of-pocket expenses previously incurred as described below in Section 6. The Company will continue to pay Visionary


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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
                -----------------------------------------------

               the fees earned in Section 3(c) for all agreements signed before the termination of this Agreement for the duration of such contract.

5)   REPORTS  AND  MEETINGS
     ----------------------

          a) Visionary shall, at its expense, provide the Company with the following full and complete reports during the term of this
               Agreement: (i) written periodic reports summarizing Visionary's efforts with respect to the services described in Section 1 above; (ii) market information from reports which Visionary receives from time to time; and (iii) such other reports as mutually agreed upon by the parties.

          b) Visionary's executive management team and the Company shall maintain a close working relationship which shall include periodic meetings during which the business activities undertaken by Visionary pursuant to this Agreement shall be reviewed and discussed.

6)   EXPENSES
     --------

     The Company will reimburse Visionary, upon its request, for all reasonable out of pocket expenses, including economy travel, incurred by it in connection with performing services as outlined in this Agreement, provided that any single expense in excess of $500, or any single event expense in excess of $1,000 will require the prior written consent of the Company, and aggregate expenses in excess of $15,000 during the Initial Term or any Successive Term will also require the prior written consent of the Company.


7)   INFORMATION  AND  CONFIDENTIALITY
     ---------------------------------

          a) Visionary agrees that all non-public information pertaining to the prior, current or contemplated business of the Company are valuable and confidential assets of the Company. Such information shall include, without limitation, information relating to customer lists, bidding procedures, intellectual property, trade secrets, financing techniques and sources and such financial statements of the Company as are not available to the public. Visionary shall hold all such information provided to it in trust and confidence for the Company and shall not use or disclose any such information to any other person except with the prior consent of the Company. The terms of this Agreement and the relationship of the parties shall also be governed by the Confidentiality Agreement between the Company and Visionary dated January 31, 2006 (the "Confidentiality Agreement"). In the event of any conflict between the terms of this Agreement and the terms of the Confidentiality Agreement, the terms of the Confidentiality Agreement shall govern.

          b) Upon request from the Company during or upon the termination of this Agreement, Visionary will provide the Company any and all of its work product information related to the services provided under this Agreement.


                                                                     Page 4 of 7
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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
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          c)   Visionary  acknowledges  that  any  breach  of this Section 7 may cause immediate and irreparable injury to the Company and that monetary damages may be inadequate to compensate the Company for such breach. Having acknowledged the foregoing, Visionary agrees that, in the event of such breach, the Company shall be entitled to injunctive relief, in addition to all other remedies available to it at law or in equity. This Section in no way limits the liability or damages that may be assessed against Visionary in the event of a breach of any of the provisions of this Section 7.

8)   INDEMNIFICATION
     ---------------

     The Company and Visionary mutually agree to defend, indemnify and hold each other and their directors, officers, employees and agents, harmless from and against any and all claims or liability arising out of their performance under this Agreement except to the extent such claims or liability result from the gross negligence or willful misconduct of the party claiming indemnification rights.

9)   INDEPENDENT  CONTRACTOR
     -----------------------

     It is expressly understood and agreed that Visionary shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in any agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties.

10)  AMENDMENT
     ---------
     No modification, waiver, amendment, discharge or change of this Agree-ment shall be valid unless the same is evidenced in writing and signed by the parties.

11)  NOTICES
     -------

     All notices given shall be in writing and shall be deemed to have been provided when delivered by certified or overnight mail to the primary business addresses of the other party.

12)  ENTIRE  AGREEMENT
     -----------------

     This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

13)  SEVERABILITY
     ------------

     The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision.


                                                                     Page 5 of 7
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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
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14)  CONSTRUCTION  AND  ENFORCEMENT;  VENUE
     --------------------------------------

     This Agreement shall be construed in accordance with the laws of the State of Washington, without application of the principles of conflicts of laws. The parties agree to exclusive jurisdiction of the state and federal courts in Whatcom County, Washington, each party submits to the jurisdiction of those courts, and each party agrees not to object to venue before such courts.

15)  BINDING  NATURE
     ---------------

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns. Visionary cannot assign the work requirements of this Agreement without prior consent of the Company.

16)  COUNTERPARTS
     ------------

     This Agreement may be executed in any number of counterparts, including facsimile signatures, which shall be deemed as original signatures. All executed counter-parts shall constitute one Agreement, notwithstanding that all signatories are not signato-ries to the original or the same counterpart.

17)  ASSIGNMENT
     ----------

     Visionary shall not assign or delegate any of its obligations under this Agreement without the prior written consent of the Company which shall not be unreasonably withheld, including through a transfer of greater than fifty percent (50%) of the ownership interest of Visionary, through a merger, consolidation or otherwise, or otherwise by operation of law. Any assignment or delegation in contravention of this provision shall be null and void. Except as provided in the preceding sentences, all the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

18)  AUTHORIZATION
     -------------

     The Company represents and warrants that it has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement.

19)  NON-WAIVER
     ----------

     The failure by either party hereto at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require the performance with respect thereto or to claim a breach with respect thereto.


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                INTEGRAL TECHNOLOGIES INC. - BUSINESS AGREEMENT
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20)  COMPLIANCE  WITH  LAWS
     ----------------------

     Visionary hereby represents and warrants that the conduct of its business is in compliance with all applicable laws, and Visionary has obtained, and will maintain during the term of this Agreement, all licenses necessary for the conduct of its business.



Please confirm that the foregoing correctly set forth our agreement by signing and returning to us a copy of this Agreement.

Sincerely,

/s/  Scott  Shaffer

Mr.  Scott  Shaffer
Chief  Executive  Officer  and  Owner
Visionary  Innovations  Inc.
2800  South  Ocean  Blvd.
Penthouse  D
Boca  Raton  Florida  33432.


Accepted  By:

/s/  William  S.  Robinson

___________________________
William  Robinson
Chairman  and  Chief  Executive  Officer
Integral  Technologies  Inc.


Date:  2/16/07
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